                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in Amendment No. 1 to the Registration Statement on Form S-1 of our report dated August 13, 1999, on our audits of the financial statements of Edison Schools Inc. as of June 30, 1998 and 1999 and for the years ended June 30, 1997, 1998 and 1999. We also consent to the reference to our firm under the caption "Experts."
                                          PricewaterhouseCoopers LLP

New York, New York

September 9, 1999